Other long-term receivables	12 Months Ended
Dec. 31, 2011
Other long-term receivables

7. Other long-term receivables

	December 31
	2010	2011
	RMB	RMB

Long term deposit	—	10,000,000

In August 2011, the Company entered into a cooperation agreement with an unrelated third party, which provides the users of the Company with access to a group of selected video contents. This cooperation agreement will end in November 2013, upon signing of the cooperation agreement, the Company paid a deposit of RMB 10 million and the amount will be refunded after the cooperation agreement ends. Under the cooperation agreement, the Company agreed to pay the unrelated third party either a fixed minimum guarantee or based on the agreed upon payment formula, whichever is higher. In 2011, the Company incurred content access cost of RMB 4,056,798 related to this arrangement, which has been included in the cost of revenue.